Supplement dated August 31, 2006 to the
Prospectus of Each Fund Listed Below

FAM SERIES FUND, INC.
Mercury Money Reserve Portfolio
CMA GOVERNMENT SECURITIES FUND
CMA MONEY FUND
CMA TREASURY FUND
WCMA GOVERNMENT SECURITIES FUND
WCMA MONEY FUND
WCMA TREASURY FUND
MERRILL LYNCH RETIREMENT SERIES TRUST
Merrill Lynch Retirement Reserves Money Fund
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund

        Effective September 1, 2006, the section entitled “Dividends and Taxes” in each Fund’s Prospectus is amended to state that each Fund will distribute net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested monthly and capital gain dividends are reinvested at least annually in the form of additional shares at net asset value or, at the shareholder’s option, paid in cash.

Code #MM-PRSUP-0806